Supplement dated June 1, 2026
to the following initial summary prospectus(es):
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix: Investment Options Available Under the Contract, the values in the Current Expenses cell and the sum or total cell for the following underlying mutual fund(s) are deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses	Current Expenses + Low Cost Fund Fee
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*	0.60%
ISP-1063